UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2018 (July 18, 2018)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       On July 18, 2018, the Boards of Directors of SB Financial Group, Inc. (“SB Financial”) and The State Bank and Trust Company (“State Bank”) appointed Juan Ernesto Gaytan Garcia (“Mr. Gaytan”) to serve as Executive Vice President, Chief Technology Innovation and Operations Officer of State Bank. Mr. Gaytan joined State Bank effective November 27, 2017 as its Chief Technology Innovation Officer.

Mr. Gaytan, age 46, is a graduate of the Instituto Tecnologico de San Luis Potosi, Mexico with a Computer Systems Engineer degree. Mr. Gaytan brings 25 years of global experience in Information Technology primarily from GE Capital and Swiss Reinsurance where he led global teams and global technology initiatives that enabled business transformation and efficient operations. He most recently served in a dual role as Executive Site Leader for GE Capital Treasury at the Advanced Manufacturing Software Technology Center (AMSTC) and Executive Leader, Wall Street Center of Excellence. During his 16 year tenure at GE Capital, Mr. Gaytan obtained a Six Sigma Green Belt certification, Black Belt Training and graduated from the Experienced Information Management Program. He holds a certification of Disruptive Strategy from HBX/Harvard Business School.

Mr. Gaytan will be paid an annual gross salary of $200,000 effective July 1, 2018, which will be prorated for the remainder of 2018. Pursuant to his initial offer letter in November, 2017, Mr. Gaytan (i) participates in SB Financial’s company-wide incentive compensation plan with the opportunity to earn a payout equivalent to 40% of base salary, (ii) was granted 2,000 shares of SB Financial stock under the SB Financial 2017 Stock Incentive Plan and (iii) also participates in the benefit programs generally provided to officers and employees of SB Financial and State Bank.

Mr. Gaytan does not have any family relationship with any member of SB Financial’s Board of Directors or any of SB Financial’s executive officers. Neither Mr. Gaytan nor any member of his immediate family has had any business transactions or relationships with SB Financial or any of its subsidiaries that would require disclosure under Item 404(a) of SEC Regulation S-K. However, Mr. Gaytan and members of his immediate family may enter into banking transactions with State Bank in the future in the ordinary course of business and in compliance with applicable federal and state laws and regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: July 24, 2018	By:	/s/ Mark A. Klein
Mark A. Klein
Chairman, President and CEO